PHOENIX MULTI-PORTFOLIO FUND

                              101 Munson Street
                       Greenfield, Massachusetts 01301

                  Notice of Special Meeting of Shareholders
                         to be Held February 20, 1996

To the Shareholders:

   A Special Meeting of Shareholders of Phoenix Multi-Portfolio Fund ("the Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Tuesday, February 20, 1996 at 11 a.m. for the following purposes:

   (1) To approve or not approve an amendment to the Declaration of Trust regarding the permitted number of Trustees and, in connection therewith, to fix at fourteen the number of Trustees to serve until the next meeting of shareholders or until the election and qualification of their successors, and to elect the number of Trustees so fixed;


   (2) To ratify or reject the selection of Price Waterhouse LLP, independent accountants, as auditors for the Fund for the fiscal year ending November 30, 1995; and


   (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.


   The Board of Trustees has fixed December 27, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


   Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Fund and shareholders the costs associated with further solicitation. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

                                 By Order of the Board of Trustees,

                                 G. Jeffrey Bohne, Secretary


Greenfield, Massachusetts
January 26, 1996

                          PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                 PROXY STATEMENT
        A Special Meeting of Shareholders to be Held on February 20, 1996

                                  INTRODUCTION


   The enclosed proxy is solicited by the Board of Trustees of Phoenix Multi-Portfolio Fund (the "Fund") for use at the Special Meeting of Shareholders to be held on Tuesday, February 20, 1996, and at any adjournment(s) thereof. Shareholders of record at the close of business on December 27, 1995 are entitled to notice of and to vote at the meeting or any adjourned session. As of December 27, 1995, there were in the aggregate, 53,688,499.6980 issued and outstanding shares of each class of shares of each series of the Fund, of par value of one dollar per share. Shareholders of each class of shares of each series of the Fund will be entitled to one vote for each full share (and fractional vote corresponding to any fractional share) registered in his/her name on the Fund's books on the record date and not thereafter repurchased or redeemed by the Fund.


   All shares represented by duly executed proxies will be voted in accordance with the specification thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

   In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix Investment Counsel, Inc. and Phoenix Realty Securities, Inc., the Fund's investment advisers (collectively, the "Investment Advisers"), and persons employed for such purpose may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies will be borne by the Fund.

   In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.


   This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about January 26, 1996. A copy of the Fund's most recent annual report will be furnished, without charge, to any shareholders upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Shareholders may also call Phoenix Equity Planning Corporation toll-free at (800) 243-4361.


Votes Required

   The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the meeting. The holders of each class of shares of all series of the Fund will be voted together with respect to all Proposals, with one vote per share of the Fund. As used in this Proxy Statement, the term "a majority of the outstanding shares" means the lesser of (i) 67% of the shares of the Fund present at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The terms "assignment" and "interested person" as used in this Proxy Statement shall have the respective meanings provided therefor in the Investment Company Act of 1940, as amended ("1940 Act").

   If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.


Security Ownership of Certain Beneficial Owners and Management

   No person or group is known by the Fund to own beneficially more than 5% of the Fund's outstanding shares. The following table sets forth the number of shares of the Fund beneficially owned on December 27, 1995, by each Trustee and nominee for election as a Trustee and by all Trustees and officers of the Fund as a group.



                                                                    Amount and Nature         Percent Total
Name                                                             Of Beneficial Ownership          Shares
 -------------------------------------------------------------   -------------------------  -----------------
C. DUANE BLINN                                                              -0-                     --
ROBERT CHESEK                                                           25,335.385            Less than .01%
E. VIRGIL CONWAY                                                            -0-                     --
HARRY DALZELL-PAYNE                                                         -0-                     --
FRANCIS E. JEFFRIES                                                         -0-                     --
LEROY KEITH, JR.                                                            -0-                     --
PHILIP R. McLOUGHLIN                                                        -0-                     --
EVERETT L. MORRIS                                                           -0-                     --
JAMES M. OATES                                                              -0-                     --
CALVIN J. PEDERSEN                                                          -0-                     --
PHILIP R. REYNOLDS                                                          -0-                     --
HERBERT ROTH, JR.                                                          986.731            Less than .01%
RICHARD E. SEGERSON                                                         -0-                     --
LOWELL P. WEICKER. JR.                                                      -0-                     --
All Trustees and officers as a group
(All persons including the present Trustees named above)                28,006.956            Less than .01%



   On December 27, 1995 Trustees, nominees for Trustee and officers of the Fund as a group owned beneficially less than one percent of the Fund's outstanding shares.


The Investment Advisers and the Investment Advisory Agreements

   The Fund's investment advisers are Phoenix Investment Counsel, Inc. ("PIC"), One American Row, Hartford, Connecticut 06115-2520 and Phoenix Realty Securities, Inc. ("PRS"), 38 Prospect Street, Hartford, Connecticut 06115-0479 (collectively, the "Advisers"). All of the outstanding shares of PIC are owned by Phoenix Equity Planning Corporation

("Equity Planning"). All of the outstanding shares of PRS are owned by Phoenix Realty Group, Inc. ("Phoenix Realty"). All of the outstanding shares of Equity Planning are owned by Phoenix Duff & Phelps Corporation ("Phoenix Duff & Phelps"). Approximately 60% of the outstanding common stock of Phoenix Duff & Phelps are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life. All of the shares of Phoenix Realty are also owned by Holdings. The principal offices of Phoenix Home Life and Phoenix Duff & Phelps are located at One American Row, Hartford, Connecticut 06115-2520. The principal offices of Phoenix Realty are located at 38 Prospect Street, Hartford, Connecticut 06115-0479. The principal offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

   In addition to the Fund, PIC also serves as investment adviser to Phoenix Total Return Fund, Inc., The Phoenix Edge Series Fund (all Series other than the Real Estate Securities Series) and Phoenix Series Fund, and as a sub-adviser to American Skandia Trust, JNL Series Trust, Chubb America Fund, Inc., and SunAmerica Series Trust. As compensation for its services to Phoenix Total Return Fund, Inc., PIC is entitled to a fee, payable within five days after the end of each month, at the annual rate of 0.65% of the average of the daily net asset values up to $1 billion; 0.60% of such values between $1 billion and $2 billion; and 0.55% of such values in excess of $2 billion.

   As compensation for its services to the Series (other than the Real Estate Securities Series) of The Phoenix Edge Series Fund, PIC is entitled to a fee, payable within five days after the end of each month, based on an annual percentage rate of the average of the aggregate daily net asset values of each Series as follows: for the first $250,000,000 in assets, 0.40%, 0.70%, 0.50%, 0.60%, 0.75% and 0.55% for the Money Market, Growth, Bond, Total Return, International and Balanced Series respectively; for the next $250,000,000 in assets, 0.35%, 0.65%, 0.45%, 0.55%, 0.70% and 0.50% for those
Series respectively, and for assets over $500,000,000, 0.30%, 0.60%, 0.40%, 0.50%, 0.65% and 0.45% for those Series respectively. As compensation for its services to the Real Estate Securities Series of The Phoenix Edge Series Fund, PRS is entitled to a fee payable within five days after the end of each month, based on an annual percentage rate of the average of the aggregate daily net asset values as follows: 0.75% of the first $1 billion; 0.70% of the next $1 billion; and 0.65% of all sums in excess of the foregoing. The amounts payable to PIC and PRS shall be based upon the average of the values of the net assets of the Series at the close of business each day, computed in accordance with the method set forth in the Fund's Declaration of Trust. Such amounts shall be prorated among the appropriate Series in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.

   As compensation for its services to the Series of Phoenix Series Fund, PIC is entitled to a fee, based on an annual percentage rate of the average of the aggregate daily net asset values of each Series as follows: for the first $1 billion in assets, 0.70%, 0.70%, 0.65%, 0.65%, 0.55%, 0.45% and 0.40% for
the Growth, U.S. Stock, Convertible, High Yield, Balanced, U.S. Government and Money Market Series respectively; for the next $1 billion in assets, 0.65%, 0.65%, 0.60%, 0.60%, 0.50%, 0.40% and 0.35% for those Series respectively, and for assets over $2 billion, 0.60%, 0.60% 0.55%, 0.55%, 0.45%, 0.35% and 0.30% for those Series respectively. The amounts payable to PIC are based upon the average of the values of the net assets of the Series as of the close of business each day. The amounts payable to PIC are based upon the average of the values of the net assets of all of the Series at the close of business each day, computed in accordance with the Fund's Declaration of Trust. Such amounts are prorated among the Series in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.

   As compensation for its services to American Skandia Trust, PIC is entitled to a monthly fee for the previous month at the annual rate of 0.50 of 1% of the portion of the average daily net assets of each of the AST Balanced Portfolio and the AST Growth Portfolio not in excess of $25 million;
0.40 of 1% of the portion of each Portfolio's average daily net assets over $25 million but not in excess of $75 million; and 0.30 of 1% of that portion of each Portfolio's average daily net assets in excess of $75 million. As compensation for its services to Chubb America Fund, Inc., PIC is entitled to a quarterly fee at the annual rate of 0.50% of the first $200,000,000 of the average of the aggregate net asset values of the Balanced Portfolio, reduced to 0.45% of such net asset values in excess of $200,000,000 up to $1,300,000,000 and further reduced to 0.40% of such net asset values in excess of $1,300,000,000. As compensation for its services to the JNL Series Trust, PIC is entitled to a monthly fee at the annual rate of 0.50% of the first $50 million of the average daily net asset values of each of the JNL/Phoenix Investment Counsel Balanced Series and the JNL/Phoenix Investment Counsel Growth Series; 0.40% of those net asset values of each Series from $50 million to $150 million; 0.30% of those net asset values of each Series from $150 million to $300 million; 0.25% of those net asset values of each Series from $300 million to $500 million; and 0.20% of those net asset values over $500 million for each of the Series respectively.

   As compensation for its services to SunAmerica Series Trust, PIC is entitled to a monthly fee at the annual rate of 0.35% per annum of the first $50 million of the average daily net asset values of the Growth Portfolio; 0.30% per annum of the next $100 million; 0.25% per annum of the next $150 million; 0.20% per annum of the next $200 million; and 0.15% per annum thereafter.


   As of November 30, 1995, Phoenix Total Return Fund, Inc., The Phoenix Edge Series Fund, Phoenix Series Fund, American Skandia Trust (AST Balanced Portfolio and AST Phoenix Capital Growth Portfolio), JNL Series Trust (JNL/ Phoenix Investment Counsel Balanced Series and JNL/Phoenix Investment Counsel Growth Series), Chubb America Fund, Inc. (Balanced Portfolio), and SunAmerica Series Trust (Balanced/Phoenix Investment Counsel Portfolio and Growth/Phoenix Investment Counsel Portfolio) had assets under management of approximately $372,345,000, $1,828,951,000, $6,196,444,000, $178,265,000,
$20,443,000, $2,260,000, $1,261,000, $15,063,000, $32,318,000, and
$149,032,000, respectively.



   PRS serves as investment adviser to Phoenix Real Estate Securities Series, a series of The Phoenix Edge Series Fund and to Phoenix Real Estate Securities Portfolio, a portfolio of the Fund. As compensation for its services to Phoenix Real Estate Securities Series and Phoenix Real Estate Securities Portfolio, respectively, PRS is entitled to a fee, for each Series or Portfolio, payable monthly, at the annual rate of 0.75% of the average daily net asset values up to $1 billion; 0.70% of such values between $1 billion and $2 billion; and 0.65% of such values in excess of $2 billion.



   As of November 30, 1995, Phoenix Real Estate Securities Series and Phoenix Real Estate Securities Portfolio had assets under management of approximately $7,494,000 and $16,080,000, respectively.


   The directors of PIC are Michael E. Haylon, President, Martin J. Gavin, and Philip R. McLoughlin. The address of these Directors is 56 Prospect Street, Hartford, CT 06115-0480. The principal occupation of each director is that of an executive officer of Phoenix Duff & Phelps Corporation or of Phoenix Home Life. Mr. McLoughlin also serves as a Director of Phoenix Home Life.

   Michael E. Haylon, an officer of the Fund, is President and a director of PIC. Philip R. McLoughlin, Trustee and President of the Fund, is a Director and Chairman of PIC. David L. Albrycht, Curtiss O. Barrows, James M. Dolan, Jeanne H. Dorey, Peter S. Lannigan, Thomas S. Melvin, Jr. and James D. Wehr, Vice Presidents of the Fund, are also Vice Presidents of PIC. William R. Moyer, Vice President of the Fund, is Senior Vice President, Finance, and Treasurer of PIC. Martin J. Gavin, Executive Vice President of the Fund, is a Director and Executive Vice President of PIC. William J. Newman, Senior Vice President of the Fund is Executive Vice President of PIC.

   Martin J. Gavin, Michael E. Haylon and Philip R. McLoughlin are Directors of Equity Planning, PIC's parent company, which serves as national distributor of the Fund's shares. For the fiscal years ended November 30, 1993, 1994 and

1995, Equity Planning's gross commissions on sales of Fund shares totalled $6,920,952, $3,280,959, and $1,655,136, respectively. Of these gross selling commissions, $6,298,060, $2,912,614, and $1,454,880, respectively, were paid to dealers. Equity Planning also acts as financial agent of the Fund. For services in this capacity during the fiscal years ended November 30, 1993, 1994 and 1995, Equity Planning received fees of $174,841, $231,177, and $228,576, respectively.


   The directors of PRS are Robert W. Fiondella, Philip R. McLoughlin, Scott
C. Noble, Charles J. Paydos, David W. Searfoss and Dona D. Young. The address of Messrs. Fiondella, McLoughlin, Searfoss and Ms. Young is One American Row, Hartford, Connecticut 06115-2520. The address of Mr. Noble is 38 Prospect Street, Hartford, Connecticut 06115-0479. The address of Mr. Paydos is 100 Bright Meadow Blvd., Enfield, Connecticut 06083-1900. The principal occupation of each director is that of an executive officer of Phoenix Home Life.

   Philip R. McLoughlin, an officer and Trustee of the Fund, is a director of PRS. Mr. Noble, an officer of the Fund, is an officer and director of PRS. James M. Dolan, Barbara Rubin and Dorothy J. Skaret are Vice Presidents of the Fund and officers of PRS.

The Advisory Agreements

   The Investment Advisory Agreements between the Fund and PIC and between the Fund and PRS (collectively, the "Advisory Agreements") provide that PIC and PRS will serve as investment advisers to the Fund and to each portfolio of the Fund ("Portfolios") established and designated by the Trustees which, at November 30, 1995, were the Capital Appreciation Portfolio, the International Portfolio, the Tax-Exempt Bond Portfolio, the Endowment Equity Portfolio, the Endowment Fixed-Income Portfolio, the Emerging Markets Bond Portfolio, and the Real Estate Securities Portfolio.

   With respect to the assets of the Capital Appreciation, International, Tax-Exempt Bond, Endowment Equity, Endowment Fixed-Income and Emerging Markets Bond Portfolios, PIC acts under an Investment Advisory Agreement dated January 1, 1994. With respect to the assets of the Real Estate Securities Portfolio, PRS acts under an Investment Advisory Agreement dated February 28, 1995. The Advisory Agreements have been approved by the Trustees, including a majority of the Trustees who are not interested persons, as that term is defined in the 1940 Act, of the Advisers or of the Fund on August 25, 1993 and November 16, 1994. The shareholders of the Fund approved the Advisory Agreements on January 31, 1994 or March 1, 1995 or September 5, 1995.

   The Advisory Agreements provide that the Adviser shall furnish continuously an investment program for the specified Portfolio(s) and any additional Portfolio which becomes subject to the terms and conditions of the particular Advisory Agreement, and shall manage the investment and reinvestment of the assets of each such Portfolio subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Fund. All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund are borne by the Fund. Such expenses include, but are not limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of PIC or PRS or any of their affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Com-mission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Fund will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

   Each Portfolio will pay expenses incurred in its own operation and will also pay a portion of the Fund's general administration expenses allocated on the basis of the asset values of the respective Portfolios.

   Under the Advisory Agreements, the Advisers have agreed to reimburse the Fund monthly for the amount, if any, by which the total operating and management expenses of any Portfolio (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such Portfolio are then qualified for sale. Present expense limitations, to the knowledge of the Fund, require that each Adviser reimburse the Fund, to the extent of the compensation received by it from the Fund, for the amount, if any, by which total operating and management expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) of any Portfolio in any fiscal year exceed 2-1/2% of the first $30,000,000, 2% of the next $70,000,000, and 1-1/2% of any excess over $100,000,000 of such Portfolio's average net assets for such fiscal year.


   For the year ended November 30, 1993, PIC voluntarily agreed to reimburse the Fund for the amount by which the Tax-Exempt Bond Portfolio operating expenses for the period exceeded 0.75% of the average net assets of the Portfolio. For the fiscal year ended November 30, 1993, PIC reimbursed the Tax-Exempt Bond Portfolio $146,733. For the period from April 1, 1993 to November 30, 1995, PIC has agreed to reimburse the Fund for the amount by which the total operating expenses of the Endowment Equity Portfolio and the Endowment Fixed-Income Portfolio exceed 0.85% and 0.65% of the Portfolio's average net assets, respectively. PIC has agreed to reimburse the Emerging Markets Bond Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1995 exceed 1.50% and 2.25%, respectively, of the average net assets. PRS has agreed to reimburse the Real Estate Securities Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1995 exceed 1.30% and 2.05%, respectively, of the average net assets. For the fiscal years ended November 30, 1993, 1994 and 1995, PIC reimbursed the Fund $71,306, $83,649, and $91,869 respectively, for the benefit of the Endowment Equity Portfolio; and $66,219, $66,672, and $83,472 respectively, for the benefit of the Endowment Fixed-Income Portfolio. In addition, for the fiscal year ended November 30, 1995, PIC reimbursed the Fund $35,783 for the benefit of the Emerging Markets Bond Portfolio. PRS reimbursed the Fund $113,319 for the benefit of the Real Estate Securities Portfolio for the fiscal year ended November 30, 1995.


   As compensation for its services to Portfolios of the Phoenix Multi-Portfolio Fund, PIC is entitled to a fee based on an annual percentage rate of the average of the aggregate daily net asset values of each Portfolio as follows: for the first $1 billion in assets, 0.45%, 0.75%, 0.75%, 0.75%, 0.50%, and 0.75% for the Bond, Capital Appreciation, International, Endowment Equity, Endowment Fixed Income and Emerging Markets Bond Portfolios respectively; for the next $1 billion in assets, 0.40%, 0.70%, 0.70%, 0.70%, 0.45% and 0.70% for those Portfolios respectively; and for assets over $2 billion, 0.35%, 0.65%, 0.65%, 0.65%, 0.40% and 0.65% for those Portfolios respectively. As compensation for its services to the Real Estate Securities Portfolio of the Fund, PRS is entitled to a fee payable within five days after the end of each month, based on an annual percentage rate of the average of the aggregate daily net asset values as follows:

0.75% of the first $1 billion; 0.70% of the next $1 billion; and 0.65% of all sums in excess of the foregoing. The amounts payable to PIC and PRS shall be based upon the average of the values of the net assets of the Portfolio at the close of business each day, computed in accordance with the method set forth in the Fund's Declaration of Trust. Such amounts shall be prorated among the appropriate Portfolio's in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid. For services to the Fund during the fiscal years ended November 30, 1993, 1994, and 1995, PIC received fees of $3,164,388, $5,214,956, and
$5,240,280, respectively. For services to the Fund during the fiscal year ended November 30, 1995, PRS received fees of $51,536.


   The Advisory Agreements provide that the Investment Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Adviser in the performance of its duties thereunder.

   Each Advisory Agreement continues in force from year to year for the specified Portfolio(s) and any additional Portfolio that may become subject to its terms and conditions provided that, with respect to each such Portfolio, the Advisory Agreement is approved initially by vote of a majority of the outstanding voting securities of such Portfolio and thereafter at least annually by the Trustees or by vote of a majority of the outstanding voting securities of such Portfolio. In addition, and in either event, the terms of the Advisory Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Advisory Agreements or "interested persons" (as that term is defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically upon their assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each Portfolio, by a vote of a majority of the outstanding voting securities of such Portfolio or by the Adviser upon sixty
(60) days' written notice to the Fund.

Portfolio Transactions and Brokerage

   In effecting portfolio transactions for all Portfolios of the Fund, each Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. Each Investment Adviser may cause any Portfolio of the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to any Portfolio of the Fund or the Investment Advisers are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both other Portfolios of the Fund and other clients of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser may benefit one or more Portfolios of the Fund. Where transactions are made in the over-the-counter market, the Investment Adviser will cause all Portfolios of the Fund to deal with the primary market makers, unless more favorable prices are otherwise obtainable.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund. It is the present policy of the Fund not to effect any portfolio transactions with Equity Planning.

   The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


   For the fiscal years ended November 30, 1993, 1994 and 1995, brokerage commissions paid by the Fund on portfolio transactions totalled $1,318,229, $3,679,752 and $3,531,634 respectively.


   None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund, its advisers or its national distributor.

   Investment decisions for each Portfolio are made independently from those of any other Portfolio or those of the other investment companies advised by the Advisers. Simultaneous transactions are inevitable when several Portfolios and other investment companies are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one Portfolio and one or more of the other investment companies. When two or more Portfolios and one or more of the other investment companies advised by the Advisers are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the Portfolios and the other investment companies in a manner equitable to the Portfolios and each other investment company. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a particular Portfolio is concerned. In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the Advisers as investment advisers to all Portfolios of the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.


   For the fiscal year ended November 30, 1995, the portfolio turnover rates for the Tax-Exempt Bond Portfolio, Capital Appreciation, International, Real Estate Securities, Emerging Markets Bond, Endowment Equity and Endowment Fixed-Income Portfolios were 25%, 218%, 236%, 9%, 38%, 248%, and 618%
respectively. For the fiscal year ended November 30, 1994, the portfolio turnover rates for the Tax-Exempt Bond Portfolio, Capital Appreciation, International, Endowment Equity and Endowment Fixed-Income Portfolios were 54%, 227%, 186%, 250% and 124% respectively. For the fiscal year ended November 30, 1993, the portfolio turnover rates for the Tax-Exempt Bond Portfolio, Capital Appreciation, International, Endowment Equity and Endowment Fixed-Income Portfolios were 62%, 174%, 191%, 312% and 183% respectively. The Endowment Equity and Endowment Fixed-Income Portfolios commenced operations on May 1, 1993. The Real Estate Securities Portfolio commenced operations on March 1, 1995. The Emerging Markets Bond Portfolio commenced operations on September 1, 1995.

                                  PROPOSAL 1.

    TO APPROVE OR NOT APPROVE A PROPOSAL TO AMEND THE DECLARATION OF TRUST REGARDING THE PERMITTED NUMBER OF TRUSTEES AND IN CONNECTION THEREWITH, TO ELECT FOURTEEN TRUSTEES TO SERVE UNTIL THE NEXT MEETING OF SHAREHOLDERS OR
           UNTIL THE ELECTION AND QUALIFICATION OF THEIR SUCCESSORS


   The Fund's current Declaration of Trust provides in relevant part that there shall be not less than five nor more than twelve Trustees. In connection with the recent merger of Phoenix Securities Group into Duff & Phelps Corporation (renamed Phoenix Duff & Phelps Corporation), the Fund's Trustees have determined that adding certain Duff & Phelps' investment company directors to the Fund's Board should facilitate Fund operations and the provision and oversight of Fund services. Section 2.1(a) in the proposed amended Declaration of Trust contains the following language:


   Number and Election. At each meeting for the purpose of electing Trustees, the Shareholders shall fix the number of Trustees to serve until the election and qualification of their successors, and shall at such meeting elect the number of Trustees so fixed. The Trustees serving as such may increase or decrease the number of Trustees to a number other than the number theretofore fixed. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. However, the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (d) of this Section 2.1.


   Approval of this proposal will require the affirmative vote of a majority of the outstanding shares of the Fund. The effect of the foregoing proposal relative to Fund expenses is speculative and generally unascertainable. If this proposal is approved, the Trustees may fix the number of Trustees subject to any further proposal with respect to the number of Trustees approved by the shareholders. Under the 1940 Act, the Trustees must be elected by the shareholders, although the Trustees themselves can act to fill Board vacancies. If, at any time, less than a majority of the Trustees have been elected by the shareholders, the Board or an appropriate officer of the Fund will call a shareholder meeting to elect Trustees within the ensuing sixty day period.


   Provided shareholders approve the foregoing revision to the Fund's Declaration of Trust, the persons named in the enclosed proxy intend, unless such authority is withheld, to vote for fixing the number of Trustees at fourteen and for the election as Trustees of the nominees named below. All of the nominees, except Messrs. Jeffries, Morris and Pedersen, are presently Trustees of the Fund. The Trustees are therefore recommending that the shareholders fix the number of Trustees at fourteen and elect the persons whom they have nominated, upon recommendation of the Nominating Committee, for election as Trustees.

   Each of the nominees has agreed to serve as a Trustee if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the next meeting of shareholders or until the election and qualification of their successors. Executive officers were elected by the Trustees on February 16, 1994 and will hold office until the first meeting of the Trustees following the 1996 shareholders' meeting or until the election and qualification of their successors.

   The following table sets forth information as to the principal occupations during the past five years of nominees for election as Trustees and of the Fund's executive officers and also sets forth information as to other directorships held by nominees for election as Trustees.

Nominees for Election as Trustees

   C. DUANE BLINN, 68, Trustee since 1987. Partner in the law firm of Day, Berry & Howard. Trustee/Director, the Phoenix Funds. Director/Trustee, the National Affiliated Investment Companies (May, 1993--December, 1993).

   ROBERT CHESEK, 61, Trustee since 1987 (Chairman from 1989 to 1994). Trustee/Director, the Phoenix Funds. Director and Chairman, Phoenix Investment Counsel, Inc. (until 1994). Trustee/Director and Chairman, the National Affiliated Investment Companies (May, 1993-December, 1993). Vice President, Common Stock, Phoenix Home Life Mutual Insurance Company (until
1993).


   E. VIRGIL CONWAY, 66, Trustee since 1993. Chairman, Financial Accounting Standards Advisory Council. Trustee/Director, the Phoenix Funds, Consolidated Edison Company of New York, Inc., Pace University, Atlantic Mutual Insurance Company, HRE Properties, Greater New York Councils, Boy Scouts of America, Union Pacific Corp., Centennial Insurance Company, Josiah Macy, Jr. Foundation, and the Harlem Youth Development Foundation. Director, Accuhealth, Trism, Inc., Realty Foundation of New York, and Chairman, New York Housing Partnership Development Corp. Chairman, Audit Committee of the City of New York. Chairman, Metropolitan Transportation Authority. Advisory Director, Fund Directions, Blackrock Mortgage Securities Fund and Blackrock Freddie Mac Mortgage Securities Fund. Director/Trustee, the National Affiliated Investment Companies (1987-1993). Director, New York Chamber of Commerce and Industry (1979-1990).


   HARRY DALZELL-PAYNE, 66, Trustee since 1993. Trustee/Director, the Phoenix Funds. Director, Farragut Mortgage Co., Inc. (1991-1994). Consultant, The Levett Group Holding, Inc. (1989-1990) and independent real estate market consultant (1982-1990). Director/Trustee, the National Affiliated Investment Companies (1987-1993). Formerly, a Major General of the British Army.


   *FRANCIS E. JEFFRIES, 65, Chairman of the Board, Phoenix Duff & Phelps. Trustee, Phoenix Duff & Phelps Mutual Funds. Director, Duff & Phelps Utilities Income Fund, Duff & Phelps Utilities Tax-Free Income, Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. and The Empire District Electric Company. Director (1989-1995), Chief Executive Officer (1992-1995) and President (1989-1993), Duff & Phelps Corporation.


   LEROY KEITH, JR., 57, Trustee since 1987. Trustee/Director, the Phoenix Funds. Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone Tax Free Fund, Master Reserves Trust and Master Reserves Tax Free Trust. Director, Keystone International Fund, Inc. Director, Equifax Corporation. President, Morehouse College (1987-1994). Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993). Director, First Union Bank of Georgia (1989-1993) and Blue Cross/Blue Shield (1989-1993).

   *PHILIP R. MCLOUGHLIN, 49, Trustee and President since 1989. Executive Vice President and Chief Investment Officer, Phoenix Home Life Mutual Insurance Company. Director/Trustee and President, the Phoenix Funds. Vice Chairman and Chief Executive Officer, Phoenix Duff & Phelps. Director and President, Phoenix Equity Planning Corporation. Director, Phoenix Investment Counsel, Inc. and Phoenix Realty Securities, Inc. Director, Chairman and Chief Executive Officer, National Securities & Research Corporation. Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).


   EVERETT L. MORRIS, 66, Vice President, W. H. Reaves and Company (1993--present). Trustee, Phoenix Duff & Phelps Mutual Funds. Director, Duff & Phelps Utilities Tax-Free Income, Inc., and Duff & Phelps Utility and Corporate Bond Trust, Inc. Director, Public Service Enterprise Group Incorporated and President and Chief Operating Officer of Enterprise Diversified Holdings Incorporated (1992-1993). Senior Executive Vice President and Chief Financial Officer, Public Service Electric and Gas Company (1991-1992). Director, First Fidelity Bank, N.A. (until 1991).



   JAMES M. OATES, 49, Trustee since 1987. Managing Director, The Wydown Group. Trustee/Director, the Phoenix Funds. Director, Phoenix Duff & Phelps Corporation, Investors Bank & Trust Corporation, Investors Financial Services

Corporation, Blue Cross and Blue Shield of New Hampshire and Govett Worldwide Opportunity Funds Inc. President and Chief Executive Officer, Neworld Bank (1984-1994). Director, Massachusetts Bankers Association (1990-1993). Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993). Director, Savings Bank Life Insurance Company (1988-1994).



   *CALVIN J. PEDERSEN, 53, Director, Phoenix Duff & Phelps (since 1992). President, Phoenix Duff & Phelps (since July 1993). Executive Vice President, Duff & Phelps (January 1992 to July 1993). President and Chief Executive Officer, Duff & Phelps Utilities Tax-Free Income, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. Trustee, Phoenix Duff & Phelps Mutual Funds.


   PHILIP R. REYNOLDS, 68, Trustee since 1987. Director, Vestaur Securities, Inc. (mutual fund). Trustee and Treasurer, J. Walton Bissell Foundation, Inc. Trustee/Director, the Phoenix Funds. Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).

   HERBERT ROTH, JR., 67, Trustee since 1987. Trustee/Director, the Phoenix Funds. Director, Phoenix Home Life Mutual Insurance Company, Boston Edison Company, Landauer, Inc. (medical services), Tech Ops./Sevcon Inc. (electronic controllers), and Mark IV Industries (diversified manufacturer). Director, Key Energy Group (oil rig service)(1988-1994). Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).

   RICHARD E. SEGERSON, 49, Trustee since 1993. Trustee/Director, the Phoenix Funds. Vice President and General Manager, Coats & Clark, Inc. (previously Tootal American, Inc.)(1991-1993). Director/Trustee, the National Affiliated Investment Companies (1984-1993). Consultant, Tootal Group (1989-1991).


   LOWELL P. WEICKER, JR., 64, Trustee since 1995. Trustee/Director, the Phoenix Funds. Chairman, Dresing, Lierman, Weicker. Governor, State of Connecticut (1991-1995).


   *Indicates that the nominee is an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. Mr. Jeffries is Director and Chairman of the Board and Mr. Pedersen is Director and President of Phoenix Duff & Phelps and therefore an "interested person" of the Fund's Investment Adviser and, as such is an "interested person" of the Fund. Mr. McLoughlin is a director of the Investment Advisers and therefore an "interested person" of the Fund's Investment Advisers and, as such, is an "interested person" of the Fund.

Executive Officers

   (Other than Philip R. McLoughlin, President, who is described above.)

   MARTIN J. GAVIN, 45, Executive Vice President since 1995. Executive Vice President, Finance and Operations, Phoenix Duff and Phelps. Executive Vice President and Director, Phoenix Investment Counsel, Inc., and Phoenix Equity Planning Corporation. Director, W.S. Griffith & Co., Inc. and Townsend Financial Advisers, Inc. Director and Vice President, PM Holdings, Inc. Executive Vice President, Phoenix Funds. Senior Vice President, Investment Products, Phoenix Home Life Mutual Insurance Company (until 1995).

   MICHAEL E. HAYLON, 38, Executive Vice President since 1995. Executive Vice President, Investments, Phoenix Duff & Phelps. Executive Vice President, Phoenix Funds. Director and President, Phoenix Investment Counsel, Inc. Director and Executive Vice President, National Securities & Research Corporation. Senior Vice President, Securities Investments, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

   WILLIAM J. NEWMAN, 56, Senior Vice President since 1995. Vice President, Common Stock, and Chief Investment Strategist, Phoenix Home Life Mutual Insurance Company. Executive Vice President, Phoenix Investment Counsel, Inc. Chief Investment Strategist, Kidder, Peabody Co., Inc. (until 1994). Managing Director, Head of Equities, Bankers Trust (until 1993).

   DAVID L. ALBRYCHT, 34, Vice President since 1993. Vice President, Phoenix Asset Reserve and Phoenix Multi-Sector Fixed Income Fund, Inc. Vice President, Phoenix Investment Counsel, Inc. Portfolio Manager, Phoenix Home Life Mutual Insurance Company (until 1995).

   CURTISS O. BARROWS, 44, Vice President since 1995. Vice President, Phoenix Series Fund, Phoenix Investment Counsel, Inc., and National Securities & Research Corporation. Portfolio Manager, Public Bonds, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1985-1991).

   JAMES M. DOLAN, 46, Vice President since 1991. Vice President and Compliance Officer and Assistant Secretary, Phoenix Equity Planning Corporation. Vice President, Phoenix Funds. Vice President, Assistant Clerk and Assistant Secretary, Phoenix Investment Counsel, Inc. Vice President and Compliance Officer, and Assistant Secretary, National Securities & Research Corporation. Vice President and Compliance Officer, Phoenix Realty Advisors, Inc. Chief Compliance Officer, Phoenix Realty Securities, Inc.

   JEANNE H. DOREY, 34, Vice President since 1993. Vice President, Phoenix Investment Counsel, Inc., The Phoenix Edge Series Fund, Phoenix Worldwide Opportunities Fund and National Securities & Research Corporation. Portfolio Manager, International, Phoenix Home Life Mutual Insurance Company (until
1995).

   PETER S. LANNIGAN, 35, Vice President since 1995. Vice President, Phoenix Investment Counsel, Inc. Assistant Vice President, Public Fixed Income, Phoenix Home Life Mutual Insurance Company (until 1995). Associate Director, Bond Rating Group, Standard & Poor's Corp. (1989-1993).

   THOMAS S. MELVIN, JR., 52, Vice President since 1993. Vice President, Phoenix Investment Counsel, Inc. and National Securities & Research Corporation. Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance Company (until 1995). Portfolio Manager, Constitution Capital Management (1987-1991).

   WILLIAM R. MOYER, 51, Vice President since 1991. Senior Vice President, Finance, and Treasurer, Phoenix Equity Planning Corporation and National Securities & Research Corporation. Senior Vice President, Finance and Treasurer, Phoenix Investment Counsel, Inc. Vice President, the Phoenix Funds. Senior Vice President and Chief Financial Officer, Phoenix Duff & Phelps Corporation. Senior Vice President, Chief Financial Officer and Treasurer, W.S. Griffith & Co., Inc. and Townsend Financial Advisers, Inc. Vice President, Investment Products Finance, Phoenix Home Life Mutual Insurance Company; (until 1995).

   SCOTT C. NOBLE, 49, Vice President since 1994. Senior Vice President, Real Estate, Phoenix Home Life Mutual Insurance Company. Director and President, Phoenix Realty Advisors, Inc., and Phoenix Founders, Inc. Director, President and Chief Executive Officer, Phoenix Realty Group, Inc., Phoenix Realty Investors, Inc. and Phoenix Realty Securities, Inc. Director and Executive Vice President, Phoenix Real Estate Securities, Inc. Vice President, The Phoenix Edge Series Fund.

   BARBARA RUBIN, 42, Vice President since 1995. Vice President, Real Estate, Phoenix Home Life Mutual Insurance Company. Vice President, The Phoenix Edge Series Fund, Phoenix Real Estate Securities, Inc., Phoenix American

Life Insurance Company and 238 Columbus Blvd., Inc. Director, Phoenix Home Life Federal Credit Union and VNA Health Care, Inc. Executive Vice President, Phoenix Realty Group, Inc. President, Phoenix Realty Securities, Inc. Director and Vice President, Phoenix Founders, Inc. Various positions with Phoenix Home Life Mutual Insurance Company (1986-1994).

   LEONARD J. SALTIEL, 41, Vice President since 1994. Vice President, Investment Operations, Phoenix Home Life Mutual Insurance Company. Senior Vice President, Phoenix Equity Planning Corporation. Vice President, Phoenix Funds and National Securities & Research Corporation. Various positions with Phoenix Home Life Mutual Insurance Company (1992-1994).

   JAMES D. WEHR, 38, Vice President since 1988. Vice President, The Phoenix Edge Series Fund, Phoenix Series Fund, Phoenix California Tax-Exempt Bonds, Inc., Phoenix Investment Counsel, Inc., and National Securities & Research Corporation. Managing Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1981-1991).

   JOHN T. WILSON, 32, Vice President since 1994. Vice President, Phoenix Worldwide Opportunities Fund, The Phoenix Edge Series Fund, Phoenix Investment Counsel, Inc. and National Securities & Research Corporation. Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1990-1994).

   G. JEFFREY BOHNE, 48, Secretary since 1993. Vice President and General Manager, Phoenix Home Life Mutual Insurance Company. Vice President, Transfer Agent Operations, Phoenix Equity Planning Corporation. Secretary, the Phoenix Funds. Vice President, Home Life of New York Insurance Co. (1984-1992).

   NANCY G. CURTISS, 43, Treasurer since 1994. Second Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance Company. Vice President, Fund Accounting, Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds. Various positions with Phoenix Home Life Mutual Insurance Company (1978-1994).

Audit, Nominating and Executive Committees

   The Board of Trustees has a standing Audit Committee, a Nominating Committee and an Executive Committee. The members are appointed at the first meeting of the Board following a meeting of the shareholders at which Trustees are elected.

   The members of the Audit Committee of the Fund include only Trustees who are not interested persons of the Fund. The current members of the Audit Committee are Messrs. Blinn, Conway, Oates, Roth, Segerson and Weicker, none of whom is an interested person, as that term is defined in the Investment Company Act of 1940, of the Fund. The Audit Committee held four meetings during the fiscal year ended November 30, 1995.

   The Audit Committee meets with the Fund's auditors to review the scope of auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, recordkeeping and financial reporting requirements of the Investment Company Act of 1940, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Committee reviews services provided to the Fund pursuant to the Advisory Agreements and other service agreements to determine if the Fund is receiving satisfactory services at reasonable prices; reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations; makes an annual recommendation concerning the appointment of auditors and approves all services provided by auditors. The Audit Committee reports the results of its inquiries to the Board of Trustees.

   The Nominating Committee consists only of Trustees who are not interested persons of the Fund. It recommends to the Board of Trustees persons to be elected as Trustees. The Nominating Committee held one meeting during the fiscal year ended November 30, 1995. The Committee met on November 15, 1995 and voted to recommend the nomination of the persons listed as nominees in this Proxy Statement. The Nominating Committee currently consists of Messrs. Chesek, Dalzell-Payne, Keith, Reynolds and Roth. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders wishing to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Fund.

   The Executive Committee consists of three Trustees, two of whom are not interested persons of the Fund. The Executive Committee is empowered to act for the Board on matters that can be delegated to a committee. The Executive Committee meets on an as-needed basis as appropriate between Board meetings.


   Five meetings of the Board of Trustees were held during the fiscal year ended November 30, 1995. During this fiscal year, all of the Trustees attended two meetings of the Board, and at three of the meetings all but one of the Trustees attended 100% of the meetings of the Board. None of the Trustees attended fewer than 75% of the meetings of the Board. All but one of the Trustees who served on the Audit, Nominating or Executive Committee attended all of the committee's meetings.



   For services rendered to the Fund during the fiscal year ended November 30, 1995, the Trustees who were not interested persons of the Fund received an aggregate of $102,545 as Trustees' fees. Each Trustee who is not a full-time employee of PIC or PRS or any of their affiliates currently receives for his services on the Boards of the relevant Phoenix Funds, a retainer at the annual rate of $36,000 and $2,000 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. For the Fund alone, each Trustee who is not a full-time employee of the Advisers or any of their affiliates receive for his services a retainer at the annual rate of $3,600 and a fee of $200 per meeting attended; each Trustee who serves on the Audit Committee of the Fund receives a retainer at the annual rate of $200 and $200 per Audit Committee meeting attended; each Trustee who serves on the Fund's Nominating Committee receives a retainer at the annual rate of $100 and a fee of $1,000 per Nominating Committee meeting attended and each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $100 and $1,000 per joint Executive Committee meeting attended. Officers are compensated for their services by the Advisers or Phoenix Home Life and receive no compensation from the Fund.


   For the Fund's last fiscal year, the Trustees received the following compensation:

                               COMPENSATION TABLE

                                                                                              Total
                                                                                          Compensation
                                             Pension or                                     From Fund
                                             Retirement               Estimated             and Fund
                           Aggregate      Benefits Accrued             Annual              Complex (10
                         Compensation      As Part of Fund          Benefits Upon        Funds) Paid to
Name                       From Fund          Expenses               Retirement             Trustees
 ----------------------   -----------   ---------------------   ---------------------  -----------------
C. Duane Blinn              $10,305*                                                         $47,500
Robert Chesek               $ 9,338                                                          $42,750
E. Virgil Conway            $11,673                                                          $53,500
Harry Dalzell-Payne         $ 9,718                                                          $44,500
Leroy Keith, Jr.            $ 9,278                                                          $42,500
Philip R. McLoughlin        $     0      None for any Trustee    None for any Trustee        $     0
James M. Oates              $11,225                                                          $51,500
Philip R. Reynolds          $ 9,718                                                          $44,500
Herbert Roth, Jr.           $12,340*                                                         $56,500
Richard E. Segerson         $11,225                                                          $51,500
Lowell P. Weicker, Jr.      $ 7,725                                                          $34,500

   *At the request of Messrs. Blinn and Roth, arrangements have been established to permit their compensation (and the earnings thereon) to be deferred until their retirement or resignation from the Board of Trustees, or their death or permanent disability.

                                RECOMMENDATION

                     THE TRUSTEES RECOMMEND A VOTE "FOR"
                       APPROVAL OF THE AMENDMENT TO THE
                   DECLARATION OF TRUST AND THE ELECTION OF
                         THE 14 NOMINEES FOR TRUSTEES

                                 PROPOSAL 2.

                         RATIFICATION OR REJECTION OF
                            SELECTION OF AUDITORS


   On the recommendation of the Audit Committee, the Trustees (including a majority of those Trustees who are not interested persons of the Fund) have selected Price Waterhouse LLP, independent accountants, as auditors for the Fund for the fiscal year ending November 30, 1995. The Fund has been advised that none of the partners of such firm have any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.



   A representative of Price Waterhouse LLP, auditors for the Fund for the fiscal year ended November 30, 1994, will be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

   The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Fund's annual and semi-annual financial statements and prepare or review the Fund's income tax returns.

                                RECOMMENDATION

                     THE TRUSTEES RECOMMEND A VOTE "FOR"
                  RATIFICATION OF THE SELECTION OF AUDITORS

                                 PROPOSAL 3.

                                MISCELLANEOUS

   As of the date of this Proxy Statement, the Fund's management knows of no other matters to be brought before this meeting. However, if other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

                                VOTES REQUIRED

   The shares of all classes of all series will be voted together with respect to the Proposals. The Vote of a Majority of the Outstanding Shares of the Fund (as defined in the 1940 Act) is necessary for the approval of each Proposal. For this purpose, the Vote of a Majority of the Outstanding Shares of the Fund means the lesser of (A) the vote of 67% or more of the holders of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (B) the vote of the holders of more than 50% of the outstanding shares of the Fund.

                  PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS

   The next meeting of shareholders is scheduled to be held in 1999. Proposals by any shareholder of the Fund which are intended to be presented at the meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to such meeting on or before December 31, 1998.

                                 By Order of the Board of Trustees,

                                 G. Jeffrey Bohne, Secretary


Greenfield, Massachusetts
January 26, 1996

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

PHOENIX MULTI-PORTFOLIO FUND                                            PROXY

     The undersigned shareholder of Phoenix Multi-Portfolio Fund (the "Fund"), hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg and Richard J. Wirth, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited on the reverse) at the Special Meeting of Shareholders of the Fund to be held on February 20, 1996 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

   The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WHO RECOMMEND
                     A VOTE "FOR" EACH OF THE PROPOSALS.

[x] Please mark votes as in this Example.

PROPOSAL 1.  APPROVAL OF AMENDMENT TO DECLARATION OF TRUST REGARDING THE
             PERMITTED NUMBER OF TRUSTEES AND ELECTION OF TRUSTEES

                                                           Withhold
                                                           Authority    For All
                                                   For     [Against]    Except
                                                   [ ]     [ ]          [ ]
To amend the Declaration of Trust and
to fix the number of Trustees at fourteen and elect Trustees (except as marked to the contrary below).

D. Blinn, R. Chesek, V. Conway, H. Dalzell-Payne, F. Jeffries, L. Keith, P. McLoughlin, E. Morris, J. Oates, C. Pedersen, P. Reynolds, H. Roth, R. Segerson and L. Weicker.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, but to approve the amendment to the Declaration of Trust, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name. To vote against this proposal in its entirety, check "Withhold Authority." To abstain from voting on this proposal, check "For All Except" and strike a line through all nominees' names. Unless authority is withheld to vote for all nominees, the persons named as proxies shall vote to fix the number of Trustees at fourteen and to approve the amendment of the Fund's Declaration of Trust.

PROPOSAL 2. RATIFICATION OF SELECTION OF PRICE WATERHOUSE LLP AS AUDITORS

                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

PROPOSAL 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY FOR THE ELECTION OF TRUSTEES AND IN FAVOR OF THE PROPOSALS. PLEASE RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

               Dated:  ____________________________________, 19__

               __________________________________________________

               __________________________________________________
                         Signature of Shareholder(s)

               The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

pmpf3

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